UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2026
______________________
Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The NASDAQ Capital Market
Warrants, each whole warrant exercisable for 1/30th of a share of Common Stock at an exercise price of $11.50 per share	ORGNW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
As previously disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 1, 2026, Origin Materials, Inc. (the “Company” or “Origin”) announced that its Board of Directors (the “Board”) had approved the dissolution and liquidation of the Company pursuant to a plan of complete liquidation and dissolution (the “Plan of Dissolution”), subject to shareholder approval. Origin intends to hold a special meeting of the shareholders on July 1, 2026 at 8:30 a.m. Pacific Time (the "Special Meeting") to seek approval of the Plan of Dissolution. In connection with the upcoming Special Meeting, the Company is providing shareholders information regarding filing for a voluntary delisting of the Company's Common Stock from Nasdaq (each as defined below).
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On June 10, 2026, Origin notified the Nasdaq Capital Market (“Nasdaq”) of its intention to voluntarily delist its shares of common stock and deregister its common stock with the SEC. In connection with the contemplated delisting, Origin intends to file a Form 25 with the SEC on or about June 22, 2026. The delisting of Origin’s common stock from Nasdaq is expected to become effective on July 2, 2026. Nasdaq is expected to file a Form 25 to delist Origin’s warrants in connection with their expiration on June 24, 2026. Upon the effectiveness of the Form 25 filings, Origin intends to file a Form 15 with the SEC on or about July 10, 2026, terminate the registration of its common stock with the SEC, and immediately suspend its obligation to file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed Plan of Dissolution, the Company filed with the SEC a definitive proxy statement (the “Proxy Statement”) on May 26, 2026.
BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PLAN OF DISSOLUTION AND RELATED MATTERS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT ORIGIN MATERIALS, INC., THE PLAN OF DISSOLUTION AND RELATED MATTERS.
Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by Origin with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of Origin’s website at www.originmaterials.com.
PARTICIPANTS IN THE SOLICITATION
Origin and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed Plan of Dissolution and related matters, and any other matters to be voted on at the special meeting of shareholders.

Information regarding the names, affiliations, and interests of such directors and executive officers are included in the Proxy Statement. Additional information regarding such directors and executive officers is included in Origin’s Amendment No. 1 to its Annual Report on Form 10-K filed on April 29, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Origin’s shareholders in connection with the Plan of Dissolution and related matters and any other matters to be voted upon at the special meeting are set forth in the Proxy Statement. These documents are available free of charge as described in the preceding section.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These statements are based on our estimates and assumptions as of the date of the Current Report on Form 8-K and are subject to risks and uncertainties. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “target,” “future,” “outlook,” “guidance,” “maintain,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, all statements Origin makes regarding the proposed dissolution pursuant to the Plan of Dissolution, timing of holding a special shareholder meeting to approve the Plan of Dissolution, the delisting of the Origin's common stock and warrants from Nasdaq (including its intention to file a Form 25 on or about June 22, 2026) and deregistration of the Origin's common stock under the Exchange Act (including its intention to file a Form 15 on or about July 10, 2026), as well as the suspension of its reporting obligations under the Exchange Act and expected timing, and similar statements are forward-looking. All forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Origin’s management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and you must not rely on them as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond Origin’s control. These forward-looking statements are subject to a number of risks and uncertainties including those factors discussed in Origin’s Annual Report on Form 10-K filed with the SEC on March 30, 2026 under the heading “Risk Factors,” and other documents Origin has filed, or will file, with the SEC. These filings, when available, are available on the investor relations section of Origin’s website at investors.originmaterials.com and on the SEC’s website at www.sec.gov. If any of these risks materialize or Origin’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Origin does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Origin undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required under applicable law. These forward-looking statements should not be relied upon as representing Origin’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 10, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: June 15, 2026

	By:	/s/ Matt Plavan
Matt Plavan
Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer

                                                Exhibit 99.1

Origin Materials Reaffirms Intention to Voluntarily Delist from Nasdaq and Deregister with SEC

WEST SACRAMENTO, Calif. (June 10, 2026) – Origin Materials (“Origin”) (NASDAQ: ORGN, ORGNW) today announced that the Company’s board of directors (the “Board”) has approved the decision to voluntarily delist the Company’s common stock from the Nasdaq Capital Market (“Nasdaq”) and deregister its common stock with the Securities and Exchange Commission (the “SEC”).
“We announced in our May 1, 2026 Company update that we intend to delist our common stock and warrants from Nasdaq in connection with the Plan of Dissolution that we asked shareholders to approve at our upcoming shareholder meeting on July 1, 2026,” said Matt Plavan, interim CEO of Origin Materials. “Origin’s warrants will expire according to their terms on June 24, 2026. We expect Nasdaq will suspend trading of the warrants prior to market open on June 24, 2026, and the warrants will be delisted from Nasdaq. While we are in compliance with applicable Nasdaq listing requirements, our Board determined that it is consistent with our prior stated intention to maximize shareholder value, which includes the sale of our technology and associated assets, to voluntarily delist our common stock now given the potential to eliminate significant legal, audit, and other costs associated with being a public company.”
Accordingly, Origin notified Nasdaq today of its intention to voluntarily delist its shares of common stock. In connection with the contemplated delisting, Origin intends to file a Form 25 with the SEC on or about June 22, 2026. The delisting of Origin’s common stock from Nasdaq is expected to become effective on July 2, 2026. Nasdaq is expected to file a Form 25 to delist Origin’s warrants in connection with their expiration on June 24, 2026. Origin intends to file a Form 15 with the SEC on or about July 10, 2026, terminate the registration of its common stock with the SEC, and immediately suspend its obligation to file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Following the delisting, any trading in Origin’s common stock would occur, if at all, on the over-the-counter market (“OTC”). Origin does not intend to apply to have its common stock quoted on OTC. Furthermore, if Origin’s shareholders approve the Plan of Dissolution, after it files the certificate of dissolution, there will be no trading market for Origin’s common stock.
Cautionary Note on Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws. These statements are based on our estimates and assumptions as of the date of this press release and are subject to risks and uncertainties. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “target,” “future,” “outlook,” “guidance,” “maintain,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, statements relating to the delisting of the Company’s common stock and warrants from Nasdaq (including its intention to file a Form 25 on or about June 22, 2026) and deregistration of the Company’s common stock under the Exchange Act (including its intention to file a Form 15 on or about July 10, 2026), as well as the suspension of its reporting obligations under the Exchange Act and expected timing, the possibility of trading of the Company’s common stock on OTC, the Company’s intention not to seek quotation of its common stock on OTC, and shareholder approval of the Plan of Dissolution and any subsequent filing of a certificate of dissolution. All forward-looking statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Origin’s management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and you must not rely on them as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond Origin’s control. These forward-looking statements are subject to a number of risks and uncertainties including those factors discussed in Origin’s Annual Report on Form 10-K filed with the SEC on March 30, 2026 under the heading “Risk Factors,” and other documents Origin has filed, or will file, with the SEC. These filings, when available, are available on the investor relations section of Origin’s website at investors.originmaterials.com and on the SEC’s website at www.sec.gov. If any of these risks materialize or Origin’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Origin does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Origin undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required under applicable law. These forward-looking statements should not be relied upon as representing Origin’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Contacts
Investors: ir@originmaterials.com
Media: media@originmaterials.com